AGREEMENT

THIS AGREEMENT made this 5th day of September, 2013, by and between LWM, LLC, a Pennsylvania limited liability company (“LWM”), D. WOOD HOLDINGS, LLC, a Pennsylvania limited liability company (“D. Wood”), SPARK ASSEMBLY, LLC, a Pennsylvania limited liability company (“Spark”),

AND

ENERPULSE, INC., a Delaware corporation, successor by merger to Enerpulse, Inc., formerly Combustion Technology Products, Corp., a Florida corporation, with offices and a principal place of business in Albuquerque, New Mexico, and hereinafter referred to collectively as “Enerpulse”.

WITNESSETH:

WHEREAS, Enerpulse entered into a Loan Agreement, dated June 9, 2000, an Amendment to Loan Agreement, dated January 20, 2004, and a Promissory Note dated January 20, 2004 (the “D.Wood Note”), whereby Enerpulse agreed to repay to D. Wood the principal sum of Two Hundred Forty-Four Thousand Four Hundred Fifty-One Dollars and 53/100 ($244, 451.53) plus interest;

WHEREAS, Enerpulse entered into a Loan Agreement, dated January 20, 2004, and a Promissory Note, dated January 20, 2004 (the “Spark Note”), whereby Enerpulse agreed to repay to Spark the principal sum of Sixty-Five Thousand One Hundred Fifty-Eight Dollars and 66/100 ($65,158.66) plus interest;

WHEREAS, Enerpulse currently owes One Hundred Thirty-One Thousand Nine Hundred Seventy-Two Dollars ($131,972) in principal under the D. Wood Note;

WHEREAS, Enerpulse currently owes Thirty-Four Thousand Nine Hundred Ninety-Two Dollars ($34,992) in principal under the Spark Note;

WHEREAS, Dan Wood is Manager/Member of D. Wood, Spark and LWM, and has authority to execute agreements on behalf of those entities;

WHEREAS, D. Wood and Spark are not active business entities;

WHEREAS, Dan Wood desires that the D. Wood Note and the Spark Note be consolidated into one promissory note (the “New Note”);

WHEREAS, Dan Wood desires that the outstanding interest under the D. Wood Note and the Spark Note be forgiven; and

WHEREAS, Dan Wood desires that the New Note be made payable to LWM.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto do hereby agree as follows:

1. Enerpulse does hereby acknowledge and agree that there is the principal sum of One Hundred Sixty-Six Thousand Two Hundred Seventy-One Thousand Dollars ($166,271) due and owing under the D. Wood Note and Spark Note.

2. D. Wood, Spark and Enerpulse hereby agree that any interest currently due and owing under the D. Wood Note and Spark Note is hereby cancelled.

3. D. Wood, Spark, LWM and Enerpulse hereby agree that the D. Wood Note and Spark Note are hereby cancelled and the Note attached hereto is substituted in their stead.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

D. WOOD HOLDINGS, LLC

/s/ Dan Wood
Dan Wood, Manager/Member

SPARK ASSEMBLY, LLC

/s/ Dan Wood
Dan Wood, Manager/Member

LWM, LLC

/s/ Dan Wood
Dan Wood, Manager/Member

ENERPULSE, INC.

/s/ Joseph E. Gonnella
Joseph E. Gonnella, CEO